Exhibit 99.1 Investor Presentation Updated: July 2024

Legal Disclosure Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements as to expected future financial and operating results. These forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “project,” “forecast,” “expect,” “believe,” “should,” “could,” “would,” “plan,” “may,” “intend,” “prospect,” “goal,” “will,” “predict,” or “potential” or other similar words or variations thereof. These statements are based on the current beliefs and expectations of the management of American Woodmark and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed in this presentation. These risks and uncertainties are detailed in certain of American Woodmark’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the year ended April 30, 2024 under the heading “Risk Factors”, and under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements.” These reports, as well as the other documents filed by American Woodmark with the SEC, are available free of charge at the SEC’s website at www.sec.gov. The statements made in this presentation, including with respect to any projected financial and operating results, are based on information available to management as of the first day of the month set forth on the cover of this presentation and American Woodmark undertakes no obligation to update any such statements to reflect developments after such date. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Net Leverage, and Free Cash Flow. These measures are intended to serve as a supplement to, and not a substitute for, the most comparable GAAP measures. For reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures, please see Appendix A to this presentation. 2

Table of Contents American Woodmark at a Glance 5 Long-Term Strategy 12 Competitive Advantages 22 Financial Overview 29 3

Key Messages: Why Invest With Us? Leveraging market leadership in resilient value segment 1 of the U.S. cabinet market to drive deeper channel penetration Superior service platform and turnkey builder channel solution is a key 2 competitive advantage ingrained in our growth strategy Our culture and connections deliver profitability through our Growth, 3 Digital Transformation and Platform Design (“GDP”) strategy Operational Excellence drives continuous improvement throughout 4 our organization Proven model expected to deliver strong Free Cash Flow (“FCF”) 5 through the cycle and support our disciplined capital allocation strategy Value-oriented portfolio and operational excellence mindset provides resilience and strong cash generation 4

American Woodmark: At a Glance

American Woodmark is a **U.S. based pure-play cabinet manufacturer** highly focused on the **resilient value segment** of the U.S. market

From **inspiration to design and installation**, we strive for **simplification** and the **highest level of service** in the industry

Cabinetmaker of choice for homeowners, builders, designers, dealers, distributors, and retailers

Unique **turnkey service model** for the direct-to-builder customer differentiates us from the competition

Key Company Facts

Winchester, VA
Headquarters

~8,600
Team Members

~$1.85 billion[1]
Total Revenue

19[2]
Manufacturing and Distribution Facilities

8
Service Centers



Founded in 1951, we have remained highly focused on growing our core cabinet business and serving our customers

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[1] FYE 04/30/2024; [2] 15 Locations in US, 4 in Mexico

Our Purpose Driven Culture Sustains Our Competitive Advantage Mission Vision Values Create value through people: Uncover and celebrate Our CITE principles: the unique potential in every • Provide kitchens and baths of • Customer Satisfaction individual: pride for the American family • Integrity • Community Connections • Reward shareholders and our • Teamwork employees • Customer Experience • Excellence • Contribute to our society • Interconnected Individuals • Disruptive Innovation • Systems Thinking Our communities, employees, designers and customers inspire our culture and set us apart 6

Our Leadership Team Strong leadership with decades of experience and industry expertise Scott Culbreth Paul Joachimczyk Rob Adams Kim Coldiron President & Chief Senior Vice President & Senior Vice President, Senior Vice President & Executive Officer Chief Financial Officer Manufacturing & Chief Human Resources Technical Operations Officer Dwayne Medlin Joel Charlton Bill Waszak Senior Vice President, Senior Vice President, New Senior Vice President & Remodel Sales Construction Chief Information Officer 7

Steady Evolution Has Strengthened Our Scale And Market Position



Raygold Industries is founded by Long Island dentist **Alvin Goldhush** to **create cabinets** for his dentistry business
Raygold Industries grows sales to $6M and is **acquired by Boise Cascade**
The **birth of American Woodmark** results from a leveraged buyout by four Boise Cascade executives with **1,100** team members and **three** manufacturing facilities
Formation of relationships with **Home Depot** and **Lowe's** precedes the company's **IPO in 1986**, laying groundwork for our growth into a cabinet **manufacturer of choice** for consumers
A **vision** emerges to refine our **channel strategy** by launching the **Timberlake Brand** for the new construction market
TIMBERLAKE
CABINETRY
Launch operational transformation to navigate 2008 downturn to **gain share** and emerge a **stronger company**
Waypoint marks entry into the specialty **Kitchen and Bath** dealer channel waypoint
living spaces
Acquisition of RSI solidified position in **opening price point** Made-to-stock kitchen cabinets while paving the way for **Origins launch** in new construction; pairing RSI's **low-cost** production process with AMWD's **logistics and service** capabilities
Investment in manufacturing **capabilities** in Monterrey, Mexico and Hamlet, North Carolina to **expand** and **optimize Made-to-stock kitchen and bath** capacity
FY24 Net Sales: $1.85B[1]
1951
1971
1980
1986
1989
2008
2010
2017
2023
2024

American Woodmark

→ $ Sales Growth; [1]Sales for FYE 04/30/2024

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Tailwinds From Demographic Shifts and Undersupplied Housing Support Higher Levels of Future Residential Investment U.S. Population Age 44-59 1 Demographics and past underinvestment, combined with ~65 million (Gen X) mobility and migration trends, provide strong multi-year • Move up buyers; drives investment in remodeling tailwinds for the U.S. housing market over the next decade • Significant home equity supports higher levels of remodel activity 1 Annual U.S. Housing Starts (thousands) • Higher housing turnover and increasing mobility ~15 years of underbuilding points to years of above trend demand 2,500 2,000 U.S. Population Age 28-43 1,500 50-year Average 1 ~72 million (Millennials) 1,000 • Seven million more people compared to Gen X are entering 500 prime household formation years 0 • Remote work/mobility increases migration to affordable housing markets • Increasing disposable incomes 9 1 U.S. Census Bureau 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Aging U.S. Housing Stock Is An Important Repair & Remodeling Leading Indicator Increasing Age in Years of U.S. Historically Stable Growth in U.S. Repair 1 2,3 Housing Stock: 2012 vs 2022 & Remodel (R&R) Expenditures ($B) 600 28-year CAGR of ~5% 500 400 300 200 100 0 12 or less 13 to 22 23 to 32 33 to 42 43 to 52 53 or more 2012 2022 • Pent up Demand: Median age of a U.S. • Past Underinvestment: Homes under 12 • Historically Resilient: Over the past 28 home is approximately 40 years old, up years old fell to just 11% of total stock in years only the 2006-2009 financial crisis from a median age of 31 years in 2005 2022, down from 17% in 2012 due to ~10 and 2024E have seen R&R declines in years of below-trend new construction excess of 3% Aging U.S. housing stock & declining new home affordability supports strong multi-year repair & remodel demand 10 1 2 3 NAHB; Harvard JCHS; 2024E are estimates based on Harvard JCHS projections as of April 18, 2024 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E

Building On a Solid Foundation to Accelerate Adjusted 1 EBITDA Growth Efficiently aligning our scaled platform with a favorable long-term growth outlook by providing quality solutions and executing our “GDP” strategy EBITDA Long Term Target 1,4 >$350M Growth Targeting above Where We Are market growth as we execute 1,2,3 Digital Transformation $253M against our strategy Platform Design Where We’ve Been 1 $35M FY2013 FY2024 FY2028E 11 1 2 th 3 4 See Appendix A for a reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure and for a definition of “Adjusted EBITDA.”; Acquisition of RSI Home Products, Inc. closed on December 29 , 2017. FYE April 30, 2024 Note 1 the FY2028 projected Adjusted EBITDA number presented above reflects the current expectations and beliefs of management. See additional disclosures footnote on slide 34 for further information

Long-term Strategy: “GDP” 12

“GDP”: Our Economic Engine To Drive Growth & Margin Expansion Our “GDP” Strategy is the lens we view long-term decision-making through, enabling growth and profitability through the cycle Growth Digital Transformation Platform Design Product Innovation One American Woodmark Customer Experience (CX) • Targeted launches of opening price point • Investments in technology infrastructure to • MTS Kitchen and bath center of excellence brands into new markets operate as one company • Delivery, quality, response rate • Relevancy across Made-to-Stock (MTS), • Faster marketing cycles Operational Excellence (OPEX) Made-to-Order (MTO), Framed, Frameless Driving Deeper Channel Penetration categories • Design For Manufacturing & Assembly • E-commerce expanding with improved (DFMA), materials, logistics, and labor Channel Initiatives product offerings, content, and experience savings • Dealer/Distributor penetration • Accelerate customer conversion with • Drive production and efficiency through a easy-to-use design and shopping tools balanced manufacturing footprint Automation • Reduce labor costs and waste • Improve lead times and quality • E-commerce expansion • Make our employees’ jobs easier 13

Growth: Maximize Our Market Opportunity Through Key Growth Pillar Initiatives Highly Fragmented Key Growth Drivers Market Opportunity 1 Product Innovation and Kitchen & Bath Cabinet Industry Expand Channel Capacity Investments Opportunities Top 3 • Accelerating growth through product • Simple Trends brand to compete with innovation and relevant offerings low-cost imports • Building on over 30% of MTO sales from • Launch of 1951 Other products introduced in the last three Imports • E-commerce and Digital Marketing to Domestic years expand customer purchase options and • Monterrey, Mexico and Hamlet, North reduce time-to-purchase decision Carolina expansions to strengthen MTS product line and improve our financial performance Over 50% of the market is highly fragmented, less capitalized local and regional manufacturers or import products Our initiatives are focused on delivering above market growth 14 1 Management internal estimates

Case Study: Builder Turnkey Solution Builder Channel Opportunity • Homebuilders have demanding servicing requirements to efficiently bring new homes to market Outcome • Cabinet installation occurs at the tail end of the home building process, requiring a high level of precision and • Largest share of direct-to-builder sales flexibility to complete homes on time among all U.S. cabinet-makers at a national scale that remains unrivaled • Builders award business to suppliers with capacity who can reliably service their product needs • Track record of 30+ years providing all or a portion of 19 of the top 20 U.S. production builders’ cabinetry needs American Woodmark Solution • Our unique model to support top national • Develop a full-turnkey direct business model for U.S. home builders has helped grow American home builders featuring design, measure, installation, Woodmark’s share and project management-related services • Investments in technology to improve the builder’s cabinet experience from start to finish – adding value, eliminating waste, and tracking to complete homes on schedule 15

Case Study: Adapting Our Offerings To Add Value And Accelerate Growth Builder Channel Opportunity • Builders increasingly look to suppliers to find ways to improve new home affordability • Demographic shifts drive more first-time home buyers Outcome further accelerating the need for value-oriented options • Achieved goal of lowering costs and improving affordability, especially for American Woodmark Solution growing first time homebuyer market • Gain share with Origins brand and expand offerings • Origins is our fastest growing brand over the across the homebuilding market past five years • Efficient logistics & service footprint built around single- family building density allows for a turnkey solution • Meet a growing builder need for opening price point homes with on-trend offerings 16

Case Study: Adapting Our Brand Portfolio To Accelerate Growth Distribution Channel Opportunity • New Construction business primarily served by Builder Direct channel Outcome • Grow Distribution market share by increasing TM penetration in Distributor channel by reducing conflict • Launched 1951 Cabinetry brand to the market, with Builder Direct business honoring the founding of the company • Successfully transitioned 45% of Distributor American Woodmark Solution TM customer orders from Timberlake to 1951 Cabinetry in the first 3 months • Introduce a dedicated Distribution Channel brand leveraging multiple product platforms appealing to the • Added dozens of new Distributor customers based diverse needs of building product distributors with on appeal of expanded product offering and relevant simplified pricing and relevant programming brand programming 17

Digital Transformation: Customer Experience and Drive Efficiencies Strengthening Our Competitive Advantage and Profitability by Leveraging Digital Capabilities Unlock Efficiencies Through Increase Consumer Centric One American Woodmark Approach to Digital Marketing • Enterprise Resource Planning and Customer • Expand engagement through robust digital Relationship Management systems to help marketing campaign realize efficiency gains • Accommodate online consumer preferences • Better leverage information across the • Lead generation E-commerce tools to organization increase business reach • Unify offerings and capabilities under a single • Invest in Dealer/Distributor online platform to platform improve customer experience (CX) • Sophisticated data analysis to track customer lifecycle and service needs • Better align internal capacity across teams 18

Digital Transformation Case Study: Digital Marketing Platform Digital Lead Generation • Kitchen & Bath retailers in the dealer channel are key growth drivers with billions in cabinetry sales • Local retailers often rely on advertising methods with limited reach due to budget constraints American Woodmark Solution • We bring a digital brand presence with a nationwide marketing toolkit to help consumers connect with local dealers • Through a dealer locator and contact application, customers seamlessly connect with a Waypoint Living Spaces retail location • A common platform creates shared visibility • Waypoint representatives can provide support across the purchase journey 19

Platform Design: Leverage Complexity Reduction and Operational Excellence to Drive Margin Improvement

Complexity Reduction and Customer Experience

- Localize capacity needs and position near skilled labor
- Establish MTS Kitchen & Bath Manufacturing Centers of Excellence
- Facility enhancements to improve reliability and service
- Improve customer experience and lower costs by expanding DFMA:
    - Improve throughput
    - Shorten lead times
    - Optimal inventory management

Operational Excellence and Systems Thinking

- Increase use of high-quality substitute materials
- Procurement strategy to drive global sourcing synergies
- Logistics and delivery network initiatives; optimize Final Mile Network
- Invest $75 million in automation from FY24 to FY28
- Enhance technology to lower capital requirements and improve processes
- Focus on product performance, appearance, and reducing defects

Significant Opportunity For Margin Expansion



Target ~200bps of Adjusted EBITDA Margin Improvement by FY28[1]

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[1] Note the expected increase of Adjusted EBITDA Margin Improvement presented above reflects the current expectations and beliefs of management compared to FY23. See additional disclosures, footnote 1 on slide 34 for further information, Appendix A for a reconciliation of Adjusted EBITDA Margin to the most comparable GAAP financial measure and for a definition of "Adjusted EBITDA Margin."

Creating Manufacturing Centers of Excellence to Meet Growing Demand Greenfield Expansion of Monterrey, MX Hamlet, NC Facility Facility Completed in: Completed in: Q4 FY24 Q3 FY24 Highlights: Highlights: • Strategically located components capacity • Creates a new Bath Manufacturing Center of Excellence in Hamlet, NC • Strengthens Made-to-Stock Kitchen & Bath supply chain • Consolidates Kitchen Manufacturing Center of Excellence in • Labor availability and talent pool enhancements Lincolnton, NC • Lowers average cost of production across our footprint • Addresses growth opportunities and improves throughput • Lead time and logistics optimization • Improves service to the largest U.S. repair and remodel market • Strengthens our supply chain and modernizes assets Expansion of Made-to-Stock manufacturing operations to better serve large east coast market 21

Competitive Advantages

How We Win: By Providing a Superior Customer Experience Across Our Targeted Product Offerings with a Focus on Value Market Product Channels & Customers Customer Experience Objective Be the preeminent kitchen and Innovation focus on a relevant, Win in the value segment by selling Create differentiated, relevant value bath cabinet value player that lean, value-oriented product through Home Centers, National by offering end to end engagement, serves all market channels offering for kitchen and bath Builders, Independent Dealers leveraging technology and and Distributors, and E-commerce connections across touchpoints, and offering efficient turnkey solutions Strategic Rationale • Value segment represents • Serve the largest segment of • Achieve above market growth • Create sustainable differentiation 60% of the market, and our the market with strong through deeper channel through relevant product and product offering addresses growth rates penetration service solutions 1 80% of the segment • Manufacturing know-how and • Create a more diversified and • Higher customer satisfaction • Longstanding customer platform is structured to win in balanced portfolio presents opportunity to capture relationships serving the this segment pricing value segment while large competitors focus elsewhere 23 1 See additional disclosures, footnote on slide 34 for further information.

U.S. Centric Revenue Profile with Significant Scale and Operational Capabilities in Key Growth Regions Proximity to customers enhances our service capabilities and improves overall speed and customer experience Strategically located manufacturing facilities is a critical cost and logistics differentiator Manufacturing presence efficiently serves large East Coast market and Corporate Headquarters faster growing Sunbelt and Southwest 19 Manufacturing & Distribution Facilities regions of the U.S. 8 Primary Service Centers • Dedicated to Turnkey Builder Direct Invested presence in attractive regions of opportunity, with efficient, low-cost manufacturing across U.S. and Mexico 24

Positioned to Capture Outsized Growth Towards Affordable Offerings

New Construction[1]	Home Center[1]	Dealer[1]	E-commerce[1]
Market Size $5.8 B	Market Size $3.2 B	Market Size $7.5 B	Market Size ~$1.2 B
15%	24%	2%	9%

Approximate American Woodmark Market Share[2] | Cabinet Market Channel

Total Domestic Market of ~$16.5B[1] With Growing Emphasis On E-commerce Across Our Core Market Channels

New Construction
- Direct-to-Builder sales model offers turnkey solutions
- Target first time buyers and mid-level housing
- Simplified selection process with ongoing service and engagement
- Launching 1951 brand to grow share with distributors

Home Center
- Repair & Remodel historically shown stable mid-single-digit growth
- Leveraging national retail footprint
- Deepening relationships with Pro customers
- Improving customer experience and omnichannel strategy

Dealer
- Estimate ~$1.5B[1] in addressable dealer market opportunity
- Partner with trusted vendors and expand access to value brands
- Increasing product categories to meet customer needs

E-commerce
- E-commerce opportunities increasing within all core market channels
- Better meet changing customer preferences
- Targeting ~2x FY24[2] E-commerce sales by FY28

Our value focus allows us to win with our customers and capture new market opportunities

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[1] See additional disclosures, footnote [2], [3] on slide 34 for further information. [2] FYE April 30, 2024

Market Shifting to Value Offering Plays into Our Core Competency


High
Price
Low
Content and Platform Complexity
High
Custom
Semi-Custom
Wide range of personalization options
Made-to-Order
Wide range of door styles and colors with limited personalization options
Made-to-Stock
Off the shelf, ready to install cabinets with limited door styles and colors
American Woodmark Focus Area Represents ~60% of the ~$16.5B Market,[1] which Provides Significant Opportunity To Grow Sales From ~$1.85B[2] Today

Made-to-Stock

- Provide less cyclical growth with affordable, high-quality products
- Lean, on trend, and relevant offerings help drive operational excellence and supply chain optimization

Made-to-Order

- Meeting customers with value-added products made on a case-by-case basis
- MTO products help capture later cycle upside

American Woodmark

[1] See additional disclosures, footnote [2] on slide 34 for further information. [2] FYE April 30, 2024

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Our Leading Brands Reinforce Long-Term Customer Relationships and Allow Us To Capitalize On Emerging Trends Builders Home Centers Dealer/Distributor Relationships with 40+ year ~1,800+ 1 19 of top 20 builders relationships customers 1 One of the top 20 builders is a modular home builder that does not utilize cabinetry with traditional construction 27

Commitment to Sustainability Supports Our People and Our Brand Three Main Focus Areas Guide Our Path to Sustainability 2030 Our Team Members Carbon Footprint The Planet Leveraging Our Deploying Innovation to Reduce Reducing Waste and Assuring a Greatest Resource Emissions and Fuel Consumption Responsible Supply Chain Elevate already impressive safety record and Increase use of Smartway-approved carriers Enhance our Supplier Code of Conduct and provide sustainability training and investments in renewable energy reduce our landfill waste through useful outlets for our byproducts Employee Health and Safety Fleet Innovation Sustainable Forests • Goal to further improve upon our five-year • We have reached ~80% Smartway • We have improved our Supplier Code of recordable incident rate which is already carrier usage for over-the-road (OTR) Conduct to target suppliers who use the superior to our industry average shipments out of our 2030 goal of 100% best land management and sustainable forestry practices Sustainability Education Renewable Energy Waste Elimination • Provide sustainability • In support of our plan to source more • We currently recycle much of our waste training for team members renewable energy, we have completed a with a goal to minimize landfill usage rooftop solar installation on a second factory 28

Financial Overview

Leveraging Our Strategy And Long-Term Housing Tailwinds To Drive Strong Adjusted EBITDA Growth

7-8%
FY28E Four Year CAGR
5% Market Growth
2%-3% Share Growth


~$2,500[3]
$1,848
FY24
FY28E

Net Sales ($M)[1,2]

Revenue Enablers:
Active growth programs, new products, E-commerce, Dealer/Distributor penetration, multi-year housing tailwinds

8-9%
FY28E Four Year CAGR


>$350
$253
FY24
FY28E

Adjusted EBITDA[1,2] ($M)

Adjusted EBITDA Enablers:
Platform investments, supply chain initiatives, digital transformation, operating leverage

Maintaining Strong Free Cash Flow


>$150
$139
FY24
FY28E

Free Cash Flow[1] ($M)

FCF Enablers:
Share gains, productivity investments, working capital management

Focused on above-market revenue growth, FCF generation, and targeting Adjusted EBITDA Margins[1] of ~14-15%

American Woodmark

[1] Note the FY2028 projected financial numbers presented above reflect the current expectations and beliefs of management. See additional disclosures, footnote 1 on slide 34 for further information, Appendix A for a reconciliation of each non-GAAP number to the most comparable GAAP financial measure and for definitions of "Adjusted EBITDA", and "Free Cash Flow".; [2]FYE 04/30/2024, [3]The FY2028 revenue estimates assumes existing home sales and single family starts to grow at a CAGR of approximately 5%

30

Powerful Cash Engine Supports Our Capital Deployment Priorities And Fuels Our Strategy

Free Cash Flow[1] ($M)



$194
$520
$500
FY14 - FY18
FY19 - FY23
FY24 - FY28E

- Delivered ~$714M in cumulative FCF from FY14 – FY23
- Target: >$500M of cumulative FCF from FY24 - FY28 while also investing for growth
- Target: FY28 FCF >$150 million

Capital Allocation Priorities

FY24 – FY28 Est. Capital Deployment >$1.0B



Significant optionality with a focus on share repurchases and target leverage <1.5x
Growth Capex
Maintenance Capex

- Capital allocation priorities are reinvesting for growth, debt paydown, and returning excess cash to shareholders via buybacks
- ~75% of Capex earmarked for growth through FY28, providing substantial flexibility
- Target: ~$500M in investments in our GDP initiatives through FY28

Strong Balance Sheet

Net Debt/Adj. EBITDA[1]



4.2x
2.6x
2.1x
1.9x
3.5x
1.4x
1.1x
Target leverage:
<1.5x
FY18
FY19
FY20
FY21
FY22
FY23
FY24

- Repurchased 1.1M shares, or 7.1% of shares outstanding, for ~$88M in FY24
- Current fixed rate debt comprises >50% of total debt at below market rates through FY25
- Target leverage: Achieve and maintain Net Debt / Adj. EBITDA below ~1.5x through the cycle

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[1] Note the FY 2024 through FY 2028 projected financial numbers presented above reflect the current expectations and beliefs of management. See additional disclosures, footnote 1 on slide 34 for further information, Appendix A for a reconciliation of each non-GAAP number to the most comparable GAAP financial measure and for definitions of "Adjusted EBITDA" and "Free Cash Flow".

Key Takeaways A compelling investment opportunity with a purpose driven culture and 1 clearly defined “GDP” strategy A track record of attractive growth with long-term industry tailwinds and 2 strong market position in our core value segment Investments in supply chain, production capabilities, and digital build 3 upon our strong foundation for expected profitable growth Disciplined capital allocation with a continuous focus on driving 4 efficiencies Expect significant cash flow and strong cash conversion driven by 5 operational excellence and resilient product mix Unwavering commitment to a value-oriented approach and operational excellence provides resilience through the cycle 32

Appendix

Additional Disclosures 1 The projections herein are based on a number of assumptions and estimates that are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond our control. See page 2 of this presentation for a discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed in this presentation. 2 The information presented on this slide with respect to the overall US cabinet market and the size of the New Construction, Home Center & Retail and Dealer/Distributor markets represents internal management estimates. These estimates are based on management’s knowledge and experience in these markets and are informed by certain internal surveys, market research, industry publications and surveys and additional sources. Although management believes these estimates are reliable, they may prove to be inaccurate due to the method by which we obtained some of the data for these estimates or because of the inability to verify such data with certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in data gathering. These estimates and any internal surveys informing such estimates have not been independently verified. For these reasons, investors should not place undue reliance on the market information presented. Total market size is estimated by company management at $16.5 billion. Current addressable market opportunity within Dealer/Distributor channels is estimated at ~$1.5B based on internal management estimates. This data is as of Calendar year 2023. 3 Estimate for e-commerce market is inclusive of all e-commerce within New Construction, Home Center, Dealer/Distributor market channels. 34

Appendix A Adjusted EBITDA, and Adjusted EBITDA margin Definition We use EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin in evaluating the performance of our business, and we use each in the preparation of our annual operating budgets and as indicators of business performance and profitability. We believe EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin allow us to readily view operating trends, perform analytical comparisons and identify strategies to improve operating performance. We define Adjusted EBITDA as net income adjusted to exclude (1) income tax expense (benefit), (2) interest expense, net, (3) depreciation and amortization expense, (4) amortization of customer relationship intangibles and trademarks, (5) expenses related to the acquisition of RSI Home Products, Inc. ( RSI acquisition ) and the subsequent restructuring charges that the Company incurred related to the acquisition, (6) inventory step-up amortization, (7) non-recurring restructuring charges, (8) stock-based compensation expense, (9) gain/loss on asset disposals, (10) change in fair value of foreign exchange forward contracts, (11) pension settlement charges, and (12) net gain/loss on debt forgiveness and modification. We believe Adjusted EBITDA, when presented in conjunction with comparable GAAP measures, is useful for investors because management uses Adjusted EBITDA in evaluating the performance of our business. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net sales. 35

Reconciliation of Adjusted Non-GAAP Financial Measures to the GAAP Equivalents

Adjusted EBITDA and Adjusted EBITDA Margin (in thousands)	Year ended April 30, 2013	Year ended April 30, 2018	Year ended April 30, 2019	Year ended April 30, 2020	Year ended April 30, 2021	Year ended April 30, 2022	Year ended April 30, 2023	Year ended April 30, 2024
Net income (GAAP)	$ 9,758	$ 63,141	$ 83,688	$ 74,861	$ 61,193	$ (29,722)	$ 93,723	$ 116,216
Add back:								
Income tax expense (benefit)	6,982	31,619	27,200	25,687	19,500	(13,257)	28,963	35,752
Interest (income) expense, net	643	13,054	35,652	29,027	23,128	10,189	15,994	8,207
Depreciation and amortization expense	14,431	28,671	45,446	49,513	51,100	50,939	48,077	48,337
Amortization of customer relationship intangibles and trademarks	-	16,333	49,000	49,000	47,889	45,667	45,667	30,444
EBITDA (Non-GAAP)	$ 31,814	$ 152,818	$ 240,986	$ 228,088	$ 202,810	$ 63,816	$ 232,424	$ 238,956
Add back:								
Acquisition related expenses	-	12,902	4,118	221	174	80	80	47
Inventory step-up amortization	-	6,334	-	-	-	-	-	-
Non-recurring restructuring charges, net	270	-	-	-	5,848	183	1,525	(198)
Pension Settlement	-	-	-	-	-	68,473	(7)	-
Net loss on debt modification	-	-	(5,266)	-	13,792	-	(2,089)	-
Change in fair value of foreign exchange forward contracts	-	-	-	1,102	(1,102)	-	-	1,544
Stock-based compensation expense	3,509	3,097	3,040	3,989	4,598	4,708	7,396	10,682
Gain/Loss on asset disposal	(250)	615	1,973	2,629	384	697	1,050	1,742
Adjusted EBITDA (Non-GAAP)	$ 35,343	$ 175,766	$ 244,851	$ 236,029	$ 226,504	$ 137,957	$ 240,379	$ 252,773
Net Sales	$ 630,437	$ 1,250,274	$ 1,645,319	$ 1,650,333	$ 1,744,014	$ 1,857,186	$ 2,066,200	$ 1,847,502
Adjusted EBITDA margin (Non-GAAP)	5.6%	14.1%	14.9%	14.3%	13.0%	7.4%	11.6%	13.7%

A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin as projected is not provided because we do not forecast Net Income as we cannot, without unreasonable effort, estimate or predict with certainty various components of Net Income.

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Additional Definitions Free cash flow To better understand trends in our business, we believe that it is helpful to subtract amounts for capital expenditures consisting of cash payments for property, plant and equipment and cash payments for investments in displays from cash flows from continuing operations which is how we define free cash flow. Management believes this measure gives investors an additional perspective on cash flow from operating activities in excess of amounts required for reinvestment. It also provides a measure of our ability to repay our debt obligations. Net leverage Net leverage is a performance measure that we believe provides investors with a more complete understanding of our leverage position and borrowing capacity after factoring in cash and cash equivalents that eventually could be used to repay outstanding debt. We define net leverage as net debt (total debt less cash and cash equivalents) divided by the trailing 12 months Adjusted EBITDA. A reconciliation of these non-GAAP financial measures and the most directly comparable measures calculated and presented in accordance with GAAP are set forth on the following tables. 37

Reconciliation of Adjusted Non-GAAP Financial Measures to the GAAP Equivalents

Free Cash Flow (in thousands)	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
Cash provided by operating activities	$ 58,737	$ 71,778	$ 77,080	$ 86,775	$ 190,845	$ 177,542	$ 151,763	$ 24,445	$ 198,837	$ 230,750
Less: Capital expenditures	22,378	33,119	25,531	49,893	39,385	40,739	46,318	51,582	45,380	92,241
Free cash flow	$ 36,359	$ 38,659	$ 51,549	$ 36,882	$ 151,460	$ 136,803	$ 105,445	$ (27,137)	$ 153,457	$ 138,509

Free Cash Flow (in thousands)	2028E	2024-2028E
Cash provided by operating activities	$ 250,000	$ 1,000,000
Less: Capital expenditures	100,000	500,000
Free cash flow	$ 150,000	$ 500,000

	As of April 30, 2018	As of April 30, 2019	As of April 30, 2020	As of April 30, 2021	As of April 30, 2022	As of April 30, 2023	As of April 30, 2024
Current maturities of long-term debt	$ 4,143	$ 2,286	$ 2,216	$ 8,322	$ 2,264	$ 2,263	$ 2,722
Long-term debt, less current maturities	809,897	689,205	594,921	513,450	506,732	369,396	371,761
Total Debt	814,040	691,491	597,137	521,772	508,996	371,659	374,483
Less: cash and cash equivalents	(78,410)	(57,656)	(97,059)	(91,071)	(22,325)	(41,732)	(87,398)
Net debt	$ 735,630	$ 633,835	$ 500,078	$ 430,701	$ 486,671	$ 329,927	$ 287,085
Net leverage	4.19	2.59	2.12	1.90	3.53	1.37	1.14

American Woodmark

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